UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 26, 2022

ENERPAC TOOL GROUP CORP.
(Exact name of Registrant, as specified in its charter)

Wisconsin	1-11288	39-0168610
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

N86 W12500 WESTBROOK CROSSING
MENOMONEE FALLS, WISCONSIN 53051

Mailing address: P.O. Box 3241, Milwaukee, Wisconsin 53201
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (262) 293-1500

Former name or address, if changed since last report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.20 per share	EPAC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 26, 2022, Bryan R. Johnson, the Vice President of Finance and Principal Accounting Officer of Enerpac Tool Group Corp. (the “Company”), submitted his resignation, effective as of November 1, 2022, as an officer and employee of the Company due to a material reduction in the scope of his role and responsibilities as the result of changes implemented to flatten the Company’s organizational structure. Mr. Johnson’s resignation constitutes a qualified termination under the Company’s Key Employee Severance Plan and accordingly he is entitled to the following benefits under that plan in connection with his resignation: a lump sum payment equal to 12 months of his base salary; eligibility for a prorated annual bonus based on performance for the fiscal year ending August 31, 2023; a lump sum payment equal to 12 months coverage of COBRA continuation coverage for medical, dental and vision insurance; prorated vesting of outstanding unvested restricted stock units; and outplacement services. Mr. Johnson’s resignation does not reflect any disagreement with or irregularities in the Company’s accounting principles, practices, financial statements or disclosures.

On October 27, 2022, the Company’s Board of Directors appointed Anthony P. Colucci, the Company’s Executive Vice President and Chief Financial Officer, to also serve as the Company’s principal accounting officer. Biographical information with respect to Mr. Colucci is included under the heading “Executive Officers of the Registrant” in Part I, Item 1 of the Company’s Form 10-K for the fiscal year ended August 31, 2022, which information is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2022
ENERPAC TOOL GROUP CORP.

	By:	/s/ James Denis
James Denis
Executive Vice President, General Counsel and Secretary